Employee benefits plan	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Employee benefits plan
51	Employee benefits plan

(a)	Retirement benefits
Employees of the Group participate in several defined contribution retirement schemes organized separately by the PRC municipal and provincial governments in regions where the major operations of the Group are located. The Group is required to contribute to these schemes at rates ranging from 14% to 16% (2021: 14% to 16%; 2020: 14% to 16%)) of salary costs including certain allowances. A member of the retirement schemes is entitled to pension benefits from the Local Labor and Social Security Bureau upon his/her retirement. The retirement benefit obligations of all retired staff of the Group are assumed by these schemes. The Group, at its sole discretion, had made certain welfare subsidy payments to these retirees.
In 2014, the Company and its major subsidiaries joined a new defined contribution retirement scheme (“Pension Scheme”) that was implemented by CSAH. The annual contribution to the Pension Scheme is based on a fixed specified percentage of prior year’s annual wage. There will be no further obligation beyond the annual contribution according to the Pension Scheme. The total contribution into the Pension Scheme in 2022 was approximately RMB884 million (2021: RMB998 million; 2020: RMB1,043 million).
For the year ended December 31, 2022, there is no forfeited contribution under the retirement schemes and Pension Scheme which may be used by the Group to reduce the contribution payable in future years.

(b)	Housing benefits
The Group contributes on a monthly basis to housing funds organized by municipal and provincial governments based on certain percentages of the salaries of employees. The Group’s liability in respect of these funds is limited to the contributions payable in each year.
The Group also pays cash housing subsidies on a monthly basis to eligible employees. The monthly cash housing subsidies are charged to income statement.